SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Wayne Savings Bancshares, Inc.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:


2)   Form, Schedule or Registration Statement No.:


3)   Filing Party:


4)   Date Filed: June 19, 2003

June 20, 2003



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. The Annual Meeting will be held at the Greenbriar Conference Centre at 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 24, 2003.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors, to ratify the appointment of Grant Thornton LLP as auditors for Wayne Savings Bancshares, Inc.'s 2004 fiscal year and to approve two stock benefit plans, the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan.

The Board of Directors of Wayne Savings Bancshares, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interest of the Wayne Savings Bancshares, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,



Charles F. Finn
President and Chief Executive Officer

                         Wayne Savings Bancshares, Inc.
                             151 North Market Street
                               Wooster, Ohio 44691

                                 (330) 264-5767


      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2003


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Wayne Savings Bancshares, Inc. will be held at the Greenbriar Conference Centre at 50 Riffel Road, Wooster, Ohio, on July 24, 2003 at 10:00 a.m., local time.

     A proxy statement and proxy card for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of Wayne Savings Bancshares, Inc.;

     2.   Approval of the Wayne Savings Bancshares, Inc. 2003 Stock Option Plan;

     3. Approval of the Wayne Savings Bancshares, Inc. 2003 Recognition and Retention Plan;

     4. The ratification of the appointment of Grant Thornton LLP as auditors for Wayne Savings Bancshares, Inc. for the fiscal year ending March 31, 2004; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on June 13, 2003 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 151 North Market Street, Wooster, Ohio for a period of 10 days prior to the Meeting and will also be available for inspection at the Meeting.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF WAYNE SAVINGS BANCSHARES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                             By Order of the Board of Directors



                                             Michael C. Anderson
                                             Secretary


Wooster, Ohio
June 20, 2003


--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                         WAYNE SAVINGS BANCSHARES, INC.
                             151 North Market Street
                               Wooster, Ohio 44691

                                 (330) 264-5767


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 24, 2003
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. to be used at the Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. (the "Meeting"), which will be held at the Greenbriar Conference Centre at 50 Riffel Road, Wooster, Ohio, on July 24, 2003 at 10:00 a.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 20, 2003.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy to the Secretary at Wayne Savings Bancshares, Inc. in order for your vote to be counted. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of Wayne Savings Bancshares, Inc., Michael C. Anderson, at the address of Wayne Savings Bancshares, Inc. shown above, by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of Wayne Savings Bancshares, Inc. prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

--------------------------------------------------------------------------------

     Holders of record of Wayne Savings Bancshares, Inc. common stock ("common stock") at the close of business on June 13, 2003 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 3,888,795 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

     In accordance with the provisions of the Certificate of Incorporation of Wayne Savings Bancshares, Inc., record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Wayne Savings Bancshares, Inc.'s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to Wayne Savings Bancshares, Inc. to enable the Board of Directors to implement and apply the Limit.

     Persons and groups who beneficially own in excess of five percent of Wayne Savings Bancshares, Inc.'s common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information as to those persons who were the beneficial owners of more than five percent of Wayne Savings Bancshares, Inc.'s outstanding shares of common stock on the Voting Record Date.


                                                    Amount of Shares Owned and            Percent of Shares of
   Name and Address of Beneficial Owner           Nature of Beneficial Ownership        Common Stock Outstanding
-----------------------------------------------   ------------------------------        ------------------------

Wayne Savings Employee Stock Ownership Plan (1)              254,296                              6.5%
151 North Market Street
Wooster, Ohio  44691


Kenneth R. Lehman                                            202,821                              5.2%
1408 N. Abingdon Street
Arlington, VA  22207


(1)  All shares are held on behalf of the plan by a third-party trustee.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

     As to the election of directors, the proxy card provided by the Board of Directors enables the stockholders to vote "FOR" the election of the two nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and Wayne Savings Bancshares, Inc.'s Certificate of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is being withheld.

     As to the approval by stockholders of each of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan, by checking the appropriate box a stockholder may vote "FOR" each item, vote "AGAINST" each item or "ABSTAIN" from voting on each item. Each of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan must be approved by a majority of the shares outstanding and eligible to be voted at the Meeting. Therefore, broker non-votes and proxies marked "ABSTAIN" will have the same effect as a vote against each of these items.

     As to the ratification of Grant Thornton LLP as auditors of Wayne Savings Bancshares, Inc., by checking the appropriate box a stockholder may vote "FOR" the item, vote "AGAINST" the item or "ABSTAIN" from voting on the item. The ratification of auditors must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked "ABSTAIN."

     In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     Proxies solicited hereby will be returned to Wayne Savings Bancshares, Inc. and will be tabulated by inspectors of election designated by the Board of Directors of Wayne Savings Bancshares, Inc.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Wayne Savings Bancshares, Inc.'s Board of Directors is currently composed of seven persons. The bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Board of Directors has nominated James C. Morgan and Kenneth R. Lehman, each to serve for a three-year term.

     The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors. Historical information includes service as a director with Wayne Savings Community Bank and its predecessors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                            Shares of
                                                                              Current     Common Stock
                                                                   Director    Term       Beneficially       Percent
    Name                             Age        Positions Held      Since     Expires         Owned         of Class
    ----                             ---        --------------      -----     -------         -----         --------

                                                  NOMINEES


James C. Morgan                      65           Director           1995      2003         19,887            *
Kenneth R. Lehman                    44           Director           2003      2003        202,821            5.2%

                                         DIRECTORS CONTINUING IN OFFICE

Charles F. Finn                      65    Chairman of the Board,    1976      2005         97,049 (1)        2.5%
                                             President and Chief

                                              Executive Officer

Joseph L. Retzler                    75           Director           1985      2005         23,874(2)         *
Donald E. Massaro                    74           Director           1990      2004         17,456            *
Russell L. Harpster                  68           Director           1979      2004         59,092(3)         1.5%
Terry A. Gardner                     56           Director           1994      2004         48,075            1.2%


                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


Wanda Christopher-Finn               60        Executive Vice                               97,049 (4)        2.5%
                                             President and Chief

                                           Administrative Officer

Michael C. Anderson                  52        Executive Vice                               15,056(5)         *
                                             President and Chief

                                              Financial Officer


All directors and executive officers                                                       580,359(6)(7)     14.9%
  as a group (9 persons)

-------------------------------


(1) Includes 4,835 shares that may be acquired pursuant to presently exercisable stock options.
(2) Includes 6,749 shares that may be acquired pursuant to presently exercisable stock options.
(3) Includes 1,272 shares that may be acquired pursuant to presently exercisable stock options.
(4) Includes 3,084 shares that may be acquired pursuant to presently exercisable stock options.
(5) Includes 7,556 shares that may be acquired pursuant to presently exercisable stock options.
(6) Includes 13,987 shares allocated to the accounts of executive officers under the ESOP and excludes the remaining 240,309 shares (amounting to 6.2% of the shares outstanding) owned by the ESOP for the benefit of employees. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated shares, unless its fiduciary duty requires otherwise.
(7) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
 *   Less than 1%

     The principal occupation during the past five years of each director and executive officer of Wayne Savings Bancshares, Inc. is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     James C. Morgan is President of Franklin Oil & Gas, Inc. in Wooster, Ohio. He was elected director on February 28, 1995 to fill the unexpired term of a retiring director.


     Kenneth R. Lehman is a private investor and a former corporate and securities attorney. Mr. Lehman was a founding partner of the Washington, D.C. law firm of Luse Lehman Gorman Pomerenk & Schick (since renamed Luse Gorman Pomerenk & Schick). He retired from the law firm in April 2002. Mr. Lehman also served as an attorney/advisor with the Securities and Exchange Commission, Washington, D.C.

     Charles F. Finn has been President and Chief Executive Officer of Wayne Savings Community Bank since 1983. He has been employed by Wayne Savings Community Bank for 39 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of Wayne Savings Bancshares, Inc. He was appointed Chairman of the Board of Directors of Wayne Savings Bancshares, Inc. on September 25, 1997.

     Joseph L. Retzler is President of Retzler Hardware in Wooster, Ohio.


     Donald E. Massaro has been affiliated with Wayne Savings Community Bank for 37 years. He previously was 1st Senior Vice President of Lending of Wayne Savings Community Bank and retired in December 1992.


     Russell L. Harpster is an attorney and a partner in the law firm of Henderson, Harpster & Vanosdall in Ashland, Ohio.

     Terry A. Gardner is Executive Vice President and owner of Greenbriar Conference Centre, Wooster, Ohio. He was elected director on October 25, 1994 to fill the unexpired term of a retiring director.

Executive Officers Who Are Not Directors

     Wanda Christopher-Finn is Executive Vice President, Chief Administrative Officer and has been affiliated with Wayne Savings Community Bank since 1972. Ms. Christopher-Finn is the spouse of Charles F. Finn.

     Michael C. Anderson is Executive Vice President, Chief Financial Officer and joined Wayne Savings Community Bank in October 2001. He has most recently been a member of senior management in the health care field responsible for accounting and financial operations. Mr. Anderson was Senior Vice President, Chief Financial Officer of Wayne Savings Community Bank between 1984-1986.

Meetings and Committees of the Board of Directors


     The business of Wayne Savings Bancshares, Inc.'s Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended March 31, 2003, the Board of Directors held 12 regular meetings and one special meeting. During the year ended March 31, 2003, no director attended fewer than 75 percent of the total meetings of the Board of Directors of Wayne Savings Bancshares, Inc. and committees on which such director served.

     The Executive Committee of the Board of Directors, consists of Directors Kenneth G. Rhode, Charles F. Finn, Russell L. Harpster and Joseph L. Retzler. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of Wayne Savings Bancshares, Inc., subject at all times to the direction of the Board of Directors. The Executive Committee met three times during the fiscal year ended March 31, 2003.

     The Compensation Committee of Wayne Savings Bancshares, Inc., consisting of Directors Kenneth G. Rhode, Charles F. Finn, Russell L. Harpster and Joseph L. Retzler, meets periodically to review the performance of officers and employees and to determine and administer compensation programs and adjustments, as well as personnel policy and practice. The Compensation Committee met three times during the fiscal year ended March 31, 2003.

     The Nominating Committee consists of the full Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor established any procedures for this purpose. Any nominations must, however, be made pursuant to applicable provisions of the Bylaws of Wayne Savings Bancshares, Inc. The Board of Directors met one time in its capacity as the Nominating Committee during the fiscal year ended March 31, 2003.

     The Employee Stock Ownership Plan Committee  consists of Directors  Kenneth
G. Rhode, Charles F. Finn, Russell L. Harpster and Donald E. Massaro. The ESOP Committee did not meet during the fiscal year ended March 31, 2003, and administers Wayne Savings Bancshares, Inc. ESOP.

     The Audit Committee consists of Directors Kenneth G. Rhode, Donald E. Massaro, Terry A. Gardner and James C. Morgan. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee examines and approves the audit report prepared by the independent auditors of Wayne Savings Bancshares, Inc. and Wayne Savings Community Bank, reviews and approves the independent auditors to be engaged by Wayne Savings Bancshares, Inc., reviews the internal accounting controls of Wayne Savings Bancshares, Inc., and reviews and approves internal audit policies and procedures. Wayne Savings Bancshares, Inc.'s Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2003.


Audit Committee Report


     The Audit Committee operates under a written charter adopted by the Board of Directors, which was last amended on January 21, 2003 and is included as Exhibit C to this proxy statement.


     Management is responsible for Wayne Savings Bancshares, Inc.'s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Wayne Savings Bancshares, Inc.'s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     As part of its ongoing activities, the Audit Committee has:

          o Reviewed and discussed with management, and the independent auditors, Wayne Savings Bancshares, Inc.'s audited consolidated financial statements for the fiscal year ended March 31, 2003;

          o    Discussed with the independent  auditors the matters  required to
               be  discussed  by  Statement  on  Auditing   Standards   No.  61,
               Communications with Audit Committees, as amended; and

          o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from Wayne Savings Bancshares, Inc.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Wayne Savings Bancshares, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 and be filed with the Securities and Exchange Commission. In addition, the Audit Committee recommended that the Board of Directors appoint Grant Thornton LLP as Wayne Savings Bancshares, Inc.'s independent auditors for the fiscal year ending March 31, 2004, subject to the ratification of this appointment by the stockholders of Wayne Savings Bancshares, Inc.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Wayne Savings Bancshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                   The Audit Committee

                                                   Kenneth G. Rhode (Chairman)
                                                   Donald E. Massaro
                                                   Joseph L. Retzler
                                                   James C. Morgan

Employment Agreements

         Wayne Savings Community Bank has entered into employment agreements with Chairman, President and Chief Executive Officer Charles F. Finn, and Executive Vice Presidents Wanda Christopher-Finn and Michael C. Anderson. Under the agreements, the base salaries of Mr. Finn, Ms. Christopher-Finn and Mr. Anderson are $159,600, $102,300 and $100,000, respectively. Mr. Finn's agreement provides for a term of 36 months, and Ms. Christopher-Finn's and Mr. Anderson's provide for terms of 24 months. On each anniversary date, the agreements may be extended for an additional 12 months, so that the remaining term shall be 36 months and 24 months, respectively. If an agreement is not renewed, the agreement will expire 36 months, or 24 months, respectively, following the anniversary date. The base salaries under the agreements may be increased but not decreased. In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time. In the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, or in the event of the executive's resignation from Wayne Savings Community Bank upon (i) failure to re-elect the executive to his or her current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his or her principal place of employment by more than a specified number of miles, (iii) liquidation or dissolution of Wayne Savings Community Bank, or (iv) a breach of the agreement by Wayne Savings Community Bank, Mr. Finn, Ms. Christopher-Finn, or Mr. Anderson, or in the event of death, his or her beneficiary, would be entitled to severance pay in an amount equal to three times, or two times, as applicable, his or her highest annual Base Salary and bonus. Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement. In the event the payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced in order to avoid having an excess parachute payment.


     An executive's employment may be terminated upon his or her attainment of retirement age. Upon an executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by Wayne Savings Community Bank. In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his or her attainment of retirement age, or (iii) his or her death.


Compensation of Directors


     Fees. Members of the Board of Directors receive no fees for serving on the Board of Directors or committees of Wayne Savings Bancshares, Inc. Each non-employee director who served on the Board of Directors of Wayne Savings Community Bank during the fiscal year ended March 31, 2003 received a monthly meeting fee of $825 and a monthly retainer of $550. The monthly meeting fee is paid to the director only if the director attends the meeting or has an excused absence. No additional fees were paid for special meetings of the Board of Directors. During the fiscal year ended March 31, 2003, the members of the Executive Committee received an annual fee of $2,000; however, Kenneth G. Rhode, Chairman of the Board of Directors of Wayne Savings Community Bank, received a "grandfathered" executive committee fee of $4,000. Members of the Loan Committee and Audit Committee received an annual fee of $1,800. Directors who attend the quarterly meetings of Wayne Savings Bancshares, Inc.'s Asset Review Committee received a fee of $100 for each meeting attended. Kenneth G. Rhode, the Chairman of the Board of Directors of Wayne Savings Community Bank and Chairman of the Executive Committee, received $12,850 in additional Board fees during the fiscal year ended March 31, 2003. Mr. Finn did not receive any fees as Chairman of the Board of Wayne Savings Bancshares, Inc.

         Honorarium. In recognition of 45 years' service as a director of Wayne Savings Community Bank (including 31 years' service as Chairman of the Board), the Board of Directors of Wayne Savings Bancshares, Inc. unanimously approved an honorarium of $45,000 to be paid to Kenneth G. Rhode, who is retiring at the Meeting.


     Director Emeritus Plan. Wayne Savings Community Bank has adopted a director emeritus plan pursuant to which retiring directors who have completed at least eight years of continuous service on the Board may be designated as "Director Emeritus" by a majority vote of the Board of Directors. The annual compensation for a Director Emeritus is fixed by the Board but cannot exceed two-thirds of annual board meeting fees. Wayne Savings Community Bank currently has no individuals serving as Director Emeritus.


     Stock Option Plan for Outside Directors. The Board of Directors of Wayne Savings Community Bank adopted the 1993 Stock Option Plan for Outside Directors in connection with its stock offering in 1993. The plan was ratified by Wayne Savings Community Bank's stockholders at the 1993 annual meeting. The plan authorizes the grant of non-statutory stock options for 54,419 shares (adjusted for stock-splits, stock dividends and the "second step" offering of Wayne Savings Bancshares, Inc. that was completed in January 2003) of common stock to non-employee directors of Wayne Savings Bancshares, Inc. The plan is a self administering plan that granted to Messrs. Rhode, Harpster, Retzler, and Massaro non-statutory options to purchase 10,884, 8,260, 8,260 and 8,062 shares of common stock (as adjusted), respectively. The exercise price of the options was originally $10.00 per share, the fair market value of the shares of common stock underlying such option on the date the option was granted. As of March 31, 2003, the exercise price of all such options was $3.31 due to stock-splits, stock dividends and the second-step offering. All options granted under the plan may be exercised from time to time in whole or in part, and expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.


Executive Compensation


     The following table sets forth certain information as to the total remuneration paid to executive officers of Wayne Savings Bancshares, Inc. who earned over $100,000 in salary and bonuses during fiscal 2003.


                                   Annual Compensation                               Long-Term Compensation
                                   -------------------        --------------------------------------------------------------
                                                                           Awards                           Payouts
                                                              --------------------------------------  ----------------------
                              Year                            Other Annual     Restricted
        Name and             Ended                            Compensation       Stock      Options/    LTIP      All Other
  Principal Position         3/31        Salary     Bonus         (1)            Awards     SARS(#)   Payouts   Compensation
--------------------         -----       ------     -----     ------------     ----------   --------  -------   ------------

Charles F. Finn               2003     $  165,400  $  20,000       --              --          --       --       $    --
Chairman, President and       2002     $  159,600  $  20,000       --              --          --       --       $    --
Chief Executive Officer       2001     $  152,800  $  16,000       --              --          --       --       $    --


Wanda Christopher-Finn

Executive Vice President      2003     $  106,600  $  18,000       --              --          --       --       $    --
and Chief Administrative      2002     $  102,300  $  15,000       --              --          --       --       $    --
Officer                       2001     $   97,500  $  13,000       --              --          --       --       $    --


Michael C. Anderson
Executive Vice President
and Chief Financial

Officer                       2003     $  104,200     18,000       --              --          --       --       $    --

----------
(1) Wayne Savings Community Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such benefits is not included in this table.

Compensation Committee Interlocks and Insider Participation

     Except for Charles F. Finn, the Compensation Committee consists entirely of non-employee directors and there are no interlocks or insider participation in compensation decisions. Mr. Finn does not participate in the Committee's determination of compensation for his office or for the office of Ms. Christopher-Finn, his wife.

     Wayne Savings Bancshares, Inc. does not engage in any transactions with any of the members of the Compensation Committee other than banking transactions in the ordinary course of business. All loans and commitments included in those transactions were made and are expected to be made on substantially the same terms, including interest rate and collateral as those prevailing at the time for comparable transactions with other borrowers and did not and are not expected to involve more than the normal risk of collectibility or present other unfavorable features.

Report of the Compensation Committee on Executive Compensation


     Under rules established by the SEC, the Company is required to provide certain data and information regarding compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this proxy statement.

     The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of the Company under the direction of the executive officers. Other factors considered by the Committee in 2003 included each executive officer's general managerial oversight of the Company, the quality of communications with the Board of Directors, and the Company's record of compliance with regulatory requirements.

     While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive
officers,   and  while  it  weighs  a  variety  of  different   factors  in  its
deliberations, it has emphasized and expects to continue to emphasize the Company's level of net operating income, net interest margin, non-performing assets and operating expenses, as well as the experience, expertise and management skills of the executive officers and their specific roles in the future success of the Company. The Committee also considers compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions. Specifically, in 2003, the Committee examined and evaluated compensation data for each executive position at similarly-sized financial institutions, as set forth in the 2002 SNL Compensation Survey. The
Committee also weighed fiscal 2003 earnings, which represented an earnings record for the Company. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

     In 2003, the Committee, after taking into account the foregoing quantitative and qualitative criteria and other factors, established the base compensation and bonus payments for the executive officers. With respect to Charles F. Finn, the President and Chief Executive Officer, the Committee recommended to the full Board of Directors a $5,800 increase in base salary to $171,200. Mr. Finn's annual bonus was maintained at $20,000. Mr. Finn did not vote on or participate in the Committee's discussions of his individual base salary and bonus.

     This report has been provided by the Compensation Committee:

     Kenneth G. Rhode, Chairman         Joseph L. Retzler
     Russell L. Harpster                Charles F. Finn

Stock Performance Graph


         Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock for the period beginning with the last trade of Wayne Savings Bancshares, Inc.'s stock on March 31, 1998, as reported by the Nasdaq Stock Market, through March 31, 2003, (b) the cumulative total return on stocks included in the Nasdaq-Total U.S. Stock Index over such period, and (c) the cumulative total return on stocks included in the SNL All Bank & Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed initial investment of $100.


                                [OBJECT OMITTED]


                                                                  Period Ended
                                         -------------------------------------------------------------------
Index                                    03/31/98    03/31/99    03/31/00    03/31/01   03/31/02    03/31/03
------------------------------------------------------------------------------------------------------------

Wayne Savings Bancshares, Inc.            100.00       63.50       66.75       80.70      89.38       83.80
NASDAQ - Total US                         100.00      135.08      250.99      100.60     101.32       74.37
SNL All Bank & Thrift Index               100.00       98.71       93.62      107.69     119.82      103.09


     There can be no assurance that the common stock's performance will continue in the future with the same or similar trend depicted in the graph. Wayne Savings Bancshares, Inc. will not make or endorse any predictions as to future stock performance.

Stock Benefit Plans


     Stock Option Plan. The Board of Directors of Wayne Savings Community Bank adopted the 1993 Incentive Stock Option Plan in connection with the mutual holding company reorganization and stock offering in 1993. The plan was ratified by the stockholders at the 1993 annual meeting. Set forth below is information concerning exercisable and unexercisable options held by the named executive officers at March 31, 2003.


====================================================================================================================

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                 Number of Unexercised      Value of Unexercised
                             Shares Acquired       Value               Options at          In-the-Money Options at
           Name               Upon Exercise       Realized          Fiscal Year End          Fiscal Year End (1)
                                                                ------------------------- --------------------------
                                                                Exercisable/Unexercisable Exercisable/Unexercisable
---------------------------- ---------------- ----------------- ------------------------- --------------------------


Charles F. Finn                    --         $       --                4,835/--                  $38,293/--

Wanda Christopher-Finn             --         $       --                3,084/--                  $24,425/--

Michael C. Anderson                --         $       --                7,556/--                     $--

============================ ================ ================= ========================= ==========================

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on March 31, 2003 (based on the price of the last sale reported on the Nasdaq National Market System on March 31, 2003).

     Employee Stock Ownership Plan and Trust. Wayne Savings Community Bank implemented an employee stock ownership plan in connection with its initial mutual holding company reorganization. The employee stock ownership plan purchased 7% of the shares of common stock sold in the initial public offering (all of which have been allocated) and 163,265 shares in the offering that was completed on January 8, 2003. Employees with at least one year of employment in which they work 1,000 hours or more with Wayne Savings Community Bank and who have attained age 21 are eligible to participate in the employee stock ownership plan. The employee stock ownership plan borrowed funds from Wayne Savings Bancshares, Inc. and used those funds to purchase the shares of the common stock of Wayne Savings Bancshares, Inc. The collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from Wayne Savings Community Bank's contributions to the employee stock ownership plan over a period of 20 years. The interest rate on the loan adjusts at the prime rate, which is the base rate charged on corporate loans at large U.S. money center commercial banks. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. For the plan year ended December 31, 2002, no shares were released from the suspense account and allocated to employees. Benefits will not vest at all during the first four years of service and will become 100% vested upon the completion of five years of service. A participant also becomes 100% vested upon early or normal retirement, disability or death of the participant or a change in control (as defined in the employee stock ownership plan). A participant who terminates employment for reasons other than death, retirement or disability prior to five years of credited service will forfeit his entire benefit under the employee stock ownership plan. Benefits will be payable in the form of common stock and cash upon death, retirement, early retirement, disability or separation from service. Wayne Savings Community Bank's contributions to the employee stock ownership plan are discretionary, and subject to the loan terms and tax law limits and, therefore, benefits payable under the employee stock ownership plan cannot be estimated. Wayne Savings Community Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.


     The ESOP Committee of the Board of Directors administers the employee stock ownership plan. Wayne Savings Community Bank has appointed an independent financial institution to serve as trustee of the employee stock ownership plan. The employee stock ownership plan committee may instruct the trustee regarding investment of funds contributed to the employee stock ownership plan. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the trustee has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

     Set forth below is information as of March 31, 2003 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.



=============================== ============================ ============================ ============================
             Plan               Number of Securities to be        Weighted Average           Number of Securities
                                  Issued upon Exercise of
                                  Outstanding Options and                                   Remaining Available for
                                          Rights                   Exercise Price             Issuance under Plan
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans                 235,699                         $4.12                       -- (1)
approved by stockholders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by stockholders                       --                           --                          --
------------------------------- ---------------------------- ---------------------------- ----------------------------
     Total                                235,699                         $4.12                       -- (1)
=============================== ============================ ============================ ============================


(1) There are no shares available for future issuance pursuant to the 1993 Recognition and Retention Plan and no shares underlying options available for future issuance pursuant to the 1993 Stock Option Plan.


Pension Plan

     Wayne Savings Community Bank makes available to all full-time employees who have attained the age of 21 and completed one year of service with the bank a defined benefit pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or five years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

     Under the pension plan, we make an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:

       Completed Years                                                Vested
        of Employment                                               Percentages
        -------------                                               -----------


     Fewer than 1 ...............................................         0
     2 but fewer than 3 .........................................        20%
     3 but fewer than 4 .........................................        40%
     4 but fewer than 5 .........................................        60%
     5 but fewer than 6 .........................................        80%
     6 or more ..................................................       100%


         The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (based on the formula described above):

                                                     Years of Benefit Service
  Average Salary             10             15               20              25              30               35
  --------------         ----------     ----------       ----------      ----------      ----------       --------

    $  20,000            $ 1,811         $  2,717        $  3,622        $  4,528         $  5,433        $  6,339
    $  30,000            $ 3,268         $  4,902        $  6,537        $  8,171         $  9,805        $ 11,439
    $  50,000            $ 6,183         $  9,274        $ 12,365        $ 15,456         $ 18,548        $ 21,639
    $  80,000            $10,554         $ 15,831        $ 21,108        $ 26,385         $ 31,662        $ 37,939
    $ 100,000            $13,468         $ 20,202        $ 27,937        $ 33,671         $ 40,405        $ 47,139


     At March 31, 2003, Mr. Finn and Ms. Christopher-Finn had 39 years and 31 years of credited service under the pension plan, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

     The common stock of Wayne Savings Bancshares, Inc. is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of Wayne Savings Bancshares, Inc. and beneficial owners of greater than 10% of Wayne Savings Bancshares, Inc.'s common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in Wayne Savings Bancshares, Inc.'s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director, or 10% beneficial owner of Wayne Savings Bancshares, Inc.'s common stock to file a Form 3, 4, or 5 on a timely basis. All of Wayne Savings Bancshares, Inc.'s officers and directors filed these reports on a timely basis for 2003.

Transactions with Certain Related Persons


     Federal law and regulations generally require that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit executive officers and directors to receive the same plan benefits that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. According to a policy adopted by Wayne Savings Bancshares, Inc., all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings Bancshares, Inc.'s capital and surplus, must be approved in advance by a majority of the disinterested members of the Board of Directors. As of March 21, 2003, loans to officers, directors and their related business interests totaled $2.6 million, including a $2.1 million loan to a partnership in which one of the directors is a partner. All loans outstanding made by Wayne Savings Bancshares, Inc. to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

     Director Russell L. Harpster is a partner in the law firm of Henderson, Harpster & Vanosdall of Ashland, Ohio, which has represented Wayne Savings Bancshares, Inc. in certain legal matters since 1979. During the fiscal year ended March 31, 2003, Wayne Savings Bancshares, Inc. paid $10,660 in legal fees to the law firm. No retainer was paid, and Wayne Savings Bancshares, Inc. was billed for services performed at the firm's hourly rates.


     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Wayne Savings Bancshares, Inc. The Sarbanes-Oxley Act does not apply to loans made by a depository institution, such as Wayne Savings Community Bank, that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Wayne Savings Bancshares, Inc.'s and Wayne
Savings Community Bank's officers are made in conformity with the Federal Reserve Act and Regulation O.


--------------------------------------------------------------------------------
               PROPOSAL II--APPROVAL OF THE 2003 STOCK OPTION PLAN
--------------------------------------------------------------------------------
General


     Subject to stockholder approval at the Meeting, Wayne Savings Bancshares, Inc. has established the Wayne Savings Bancshares, Inc. 2003 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to purchase up to 204,081 shares of common stock may be granted to Wayne Savings Community Bank's and Wayne Savings Bancshares, Inc.'s employees and directors. As of June 11, 2003, the market value of the common stock was $13.60 per share. The Board of Directors of Wayne Savings Bancshares, Inc. believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Wayne Savings Community Bank and Wayne Savings Bancshares, Inc. most depends. Attached as Exhibit A to this proxy statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan


     The Stock Option Plan provides for awards in the form of stock options, reload options, dividend equivalent rights and/or limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Office of Thrift Supervision regulations, as the committee administering the Stock Option Plan may determine.


     The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or stock options not intended to qualify as such ("non-qualified stock options"). No stock option awards have been granted to date.

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by Wayne Savings Bancshares, Inc. in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board of Directors, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board of Directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.


     The Stock Option Plan will be administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of Wayne Savings Bancshares, Inc. The members of the Committee shall be appointed by the Board of Directors of Wayne Savings Bancshares, Inc. Pursuant to the terms of the Stock Option Plan, outside directors and employees of Wayne Savings Community Bank or Wayne Savings Bancshares, Inc. or its affiliates are eligible to participate. As of June 13, 2003, there were seven non-employee directors eligible to participate in the 2003 Stock Option Plan. Subject to the provisions of the plan, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. In accordance with Office of Thrift Supervision regulations, the Stock Option Plan provides that no individual officer shall be granted awards with respect to more than 25% of the total shares of common stock subject to the Stock Option Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the Stock Option Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the Stock Option Plan; no awards shall begin vesting earlier than one year from the date the Stock Option Plan is approved by stockholders of Wayne Savings Bancshares, Inc.; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of termination of employment or service due to normal retirement. While the Stock Option Plan complies with Office of Thrift Supervision regulations, the Office of Thrift Supervision has not in any way endorsed or approved the Stock Option Plan.


     In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to Wayne Savings Bancshares, Inc. and Wayne Savings Community Bank. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted "cashless exercise" (as defined in the Stock Option Plan).


     Stock Options. Incentive Stock Options can only be granted to employees of Wayne Savings Community Bank, Wayne Savings Bancshares, Inc. or an "affiliate" (i.e., a parent or subsidiary corporation of Wayne Savings Community Bank or Wayne Savings Bancshares, Inc.). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Wayne Savings Community Bank and/or Wayne Savings Bancshares, Inc., except as set forth below. In the event a participant ceases to maintain continuous service with Wayne Savings Bancshares, Inc. or an affiliate by reason of death, disability, or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with Wayne Savings Community Bank, Wayne Savings Bancshares, Inc. or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.


     In the event of death or disability of an optionee, Wayne Savings Bancshares, Inc., if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.


     Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of Wayne Savings Bancshares, Inc. or Wayne Savings Community Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.


     Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend, multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of common stock where (i) the dividend rate exceeds 150% of Wayne Savings Community Bank's weighted average cost of funds on interest-bearing liabilities for the current quarter and preceding three quarters and (ii) the annualized aggregate dollar amount of the dividend exceeds Wayne Savings Community Bank's after-tax net income for the current quarter and preceding three quarters, or any dividend that exceeds the aggregate amount of the last four quarterly dividends but does not result in an adjustment of the exercise price under the Plan because such adjustment would cause variable accounting under the Plan.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Wayne Savings Bancshares, Inc. without receipt of payment or consideration by Wayne Savings Bancshares, Inc. In addition, in the event Wayne Savings Bancshares, Inc. pays a dividend that exceeds the aggregate amount of the last four quarterly dividends or pays a return of capital to its stockholders generally, the exercise price of the options will be adjusted to reflect such dividend or return of capital unless to do so would cause variable accounting with respect to outstanding awards.

     In the case of any merger, consolidation or combination of Wayne Savings Bancshares, Inc. with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the "Merger Price") for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

     Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

     Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Wayne Savings Bancshares, Inc. to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

     The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

     Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

     The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.


     Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.


     Wayne Savings Bancshares, Inc. will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that Wayne Savings Bancshares, Inc. meets its federal withholding tax obligations.

     The affirmative vote of a majority of the total votes eligible to be cast is required for approval of the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.

                         PROPOSAL III-- APPROVAL OF THE
                       2003 RECOGNITION AND RETENTION PLAN

General

     Subject to stockholder approval at the Meeting, Wayne Savings Bancshares, Inc. has established the Wayne Savings Bancshares, Inc. 2003 Recognition and Retention Plan (the "2003 Recognition Plan") as a method of providing certain key employees and outside directors of Wayne Savings Bancshares, Inc. with a proprietary interest in Wayne Savings Bancshares, Inc. in a manner designed to encourage such persons to remain with Wayne Savings Community Bank and/or Wayne Savings Bancshares, Inc., and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 2003 Recognition Plan, the form of which is attached hereto as Exhibit B.

     Wayne Savings Community Bank intends to contribute stock or sufficient funds for the 2003 Recognition Plan to acquire 81,632 shares of common stock of Wayne Savings Bancshares, Inc., which will be available to be awarded to key employees and outside directors of Wayne Savings Bancshares, Inc. It is expected that such shares will be purchased in the open market, although authorized but unissued shares may be used. No stock awards have been granted to date.


Principal Features of the 2003 Recognition Plan

     The 2003 Recognition Plan provides for the award of shares of common stock ("2003 Recognition Plan Shares") subject to the restrictions described below. As of June 11, 2003, the market value of the common stock was $13.60 per share. Each award under the 2003 Recognition Plan will be made on terms and conditions consistent with the 2003 Recognition Plan.

     The 2003 Recognition Plan is administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of Wayne Savings Bancshares, Inc. and shall consist of either (i) at least two "non-employee directors" (as defined in the 2003 Recognition Plan) of Wayne Savings Bancshares, Inc. or (ii) the entire Board of Wayne Savings Bancshares, Inc. The Committee will select the recipients and terms of awards pursuant to the 2003 Recognition Plan. Pursuant to the terms of the 2003 Recognition Plan, any director or key employee of Wayne Savings Community Bank, Wayne Savings Bancshares, Inc. or its affiliates may be selected by the Committee to participate in the 2003 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to Wayne Savings Bancshares, Inc. and Wayne Savings Community Bank and other factors it deems relevant. As of June 13, 2003, there were seven non-employee directors eligible to participate in the 2003 Recognition Plan.

     In accordance with Office of Thrift Supervision regulations, the 2003 Recognition Plan provides that no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the 2003 Recognition Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the 2003 Recognition Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the 2003 Recognition Plan; no awards shall begin vesting earlier than one year from the date the 2003 Recognition Plan is approved by stockholders of Wayne Savings Bancshares, Inc.; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of termination of employment or service due to normal retirement. While the 2003 Recognition Plan complies with Office of Thrift Supervision regulations, the Office of Thrift Supervision has not in any way endorsed or approved the 2003 Recognition Plan.

     Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with Wayne Savings Bancshares, Inc. or Wayne Savings Community Bank by reason of death or disability, or following a change in control, Recognition Plan shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2003 Recognition Plan) as an employee, officer, or director of Wayne Savings Bancshares, Inc. or Wayne Savings Community Bank for the restricted period.

     Effect of Adjustments. Restricted stock awarded under the 2003 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

     Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by Wayne Savings Bancshares, Inc.

     Amendment to the 2003 Recognition Plan. The Board of Directors of Wayne Savings Bancshares, Inc. may at any time amend, suspend or terminate the 2003 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2003 Recognition Plan.

     The affirmative vote of a majority of the total votes eligible to be cast is required to approve the 2003 Recognition Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2003 RECOGNITION PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     Wayne Savings Bancshares, Inc.'s independent auditors for the fiscal year ended March 31, 2003 were Grant Thornton LLP. The Audit Committee of the Board of Directors of Wayne Savings Bancshares, Inc. has approved the engagement of Grant Thornton LLP to be Wayne Savings Bancshares, Inc.'s auditors for the 2004 fiscal year, subject to the ratification of the engagement by Wayne Savings Bancshares, Inc.'s stockholders at the Meeting. A representative of Grant
Thornton LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     Audit Fees. Provided below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during fiscal 2003:


     Audit Fees                                      $    52,700
     Audit-Related Fees (1)                              270,035
     Tax Fees                                              9,875
     All Other Fees                                           --
                                                     -----------
          Total Fees                                 $   332,610
                                                     ===========


----------
(1) Includes assistance with and review of Wayne Savings Bancshares, Inc.'s registration and prospectus, including the audited consolidated financial statements presented therein, prepared and filed with the Securities and Exchange Commission in connection with Wayne Savings Bancshares, Inc.'s "second step" reorganization and stock offering.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of Wayne Savings Bancshares, Inc.

     In order to ratify the selection of Grant Thornton LLP as the auditors for the 2004 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS AUDITORS FOR THE 2004 FISCAL YEAR.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in Wayne Savings Bancshares, Inc.'s proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Wayne Savings Bancshares, Inc.'s executive office, 151 North Market Street, Wooster, Ohio 44691, no later than February 21, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


     The Bylaws of Wayne Savings Bancshares, Inc. provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of Wayne Savings
Bancshares, Inc. not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in the paragraph shall be deemed to require Wayne Savings Bancshares, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements or inclusion established by the SEC in effect at the time such proposal is received.


     The date on which the next Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. is expected to be held is July 22, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2004 Annual Meeting of Stockholders must be given to Wayne Savings Bancshares, Inc. no later than April 23, 2004.



--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.


     The cost of solicitation of proxies will be borne by Wayne Savings Bancshares, Inc. Wayne Savings Bancshares, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Wayne Savings Bancshares, Inc. has retained Regan and Associates, a proxy solicitation firm, to assist in the solicitation of proxies. It is not expected that the cost of using the proxy solicitation firm for solicitation of proxies will exceed $6,000. In addition to solicitations by mail, directors, officers and regular employees of Wayne Savings Community Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


     A copy of the Wayne Savings Bancshares, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Michael C. Anderson

Wooster, Ohio                                 Secretary
June 20, 2003

                                                                       EXHIBIT A


                         WAYNE SAVINGS BANCSHARES, INC.
                             2003 STOCK OPTION PLAN

1.   Purpose

     The purpose of the Wayne Savings Bancshares, Inc. 2003 Stock Option Plan (the "Plan") is to advance the interests of Wayne Savings Bancshares, Inc. (the "Company") and its shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Wayne Savings Community Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.   Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options granted under the provisions of the Plan.

     "Bank" means Wayne Savings Community Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

     "Common Stock" means shares of the common stock of the Company, par value $0.10 per share.

     "Company" means Wayne Savings Bancshares, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Director Emeritus" means a former member of the Board who has been appointed to a Director Emeritus position.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 11 hereof.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's shareholders.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date then, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair

Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     "Non-Statutory  Stock Option"  means an Option  granted by the Committee to
(i) an Outside Director or (ii) any other  Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Option" means an Award granted under Section 8 or Section 9.

     "OTS" means the Office of Thrift Supervision.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

     "Reload Option" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20 of the Plan.

     "Right" means a Limited Right.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.   Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and OTS regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a) be approved by the Company's full Board or by the Committee; or

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.   Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights and (e) Reload Options.

5.   Stock Subject to the Plan

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 204,081 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

     Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan. In addition, any Reload Options issued with respect to shares that are used for the full or partial payment of the exercise price of any option or in connection with shares returned to the issuer to satisfy federal tax withholding requirements, if any, will not be counted as issued under the Plan and will not reduce the number of options available for issuance.

6.   Eligibility

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.   General Terms and Conditions of Options and Rights

     (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

     (b) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by shareholders of the Company; and no Awards shall vest at
a  rate  in  excess  of  20%  per  year   beginning
from the Date of Grant. Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 18 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have the authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price on the Date of Grant.

8.   Non-Statutory Stock Options

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

     (c) Vesting. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The Committee may, subject to OTS regulations and policy, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part.

     (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Amount of Awards. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee's or Outside Director's Continuous Service, for any reason other than death, Disability, Termination for Cause, termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of Continuous Service due to death, Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (h)   Transferability.   In  the  discretion  of  the  Board,  all  or  any
Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.   Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 18 hereof and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

     (c) Vesting. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

     (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of
Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section to the extent permitted).

     (e) Amounts of Awards. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this subsection (e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee's Continuous Service for any reason other than death, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control) the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's Continuous Service due to death or Disability or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that, except in the event of death or Disability, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

     In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of Continuous Service.

     (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

     (i) Compliance with Code. The options granted under this Section are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.  Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.  Dividend Equivalent Rights

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

     (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where (i) the dividend rate exceeds 150% of the Bank's weighted average cost of funds on interest-bearing liabilities for the current quarter and preceding three quarters, and (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank's after-tax net income for the current quarter and preceding three quarters, or any dividend that exceeds the aggregate amount of the last four quarterly dividends but does not result in an adjustment under section 18 of the Plan because such adjustment would cause variable accounting under the Plan. For purposes of this Section 11, the dividend rate equals the quotient, expressed as a percentage, of (i) the annualized dollar amount of the dividend, and (ii) the last trade price of the Company's Common Stock on the day immediately before the dividend is declared.

12.  Reload Option

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.  Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.  Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering (or constructively tendering) of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Stock Award Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.  Rights of a Shareholder

     A Participant shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.  Agreement with Participants

     Each Award of Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

17.  Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Limited Rights, Reload Option or Dividend Equivalent Right to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.  Dilution and Other Adjustments

     In the event of any change in the capitalization of the Company or the number of outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders or any dividend (other than a quarterly dividend) that exceeds the aggregate amount of the last four quarterly dividends by more than 100%, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code. Further, no such adjustment shall be made if it will cause variable accounting under the Plan.

19.  Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

20.  Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.  Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

22.  Effective Date of Plan

     The Plan shall become effective upon the date of approval of the Plan by the Company's shareholders.

23.  Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24.  Applicable Law

     The Plan will be administered in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________, 2003.

Date Approved by Stockholders:
                              -------------
Effective Date:
               --------------------

ATTEST:                                    WAYNE SAVINGS BANCSHARES, INC.





------------------------                   -------------------------------------
Secretary                                  President and Chief Executive Officer

                                                                       EXHIBIT B

                         WAYNE SAVINGS BANCSHARES, INC.
                       2003 RECOGNITION AND RETENTION PLAN


1.   Establishment of the Plan; Creation of Separate Trust

     (a) Wayne Savings Bancshares, Inc. (the "Company") hereby establishes the Wayne Savings Bancshares, Inc. 2003 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

     (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.   Purpose of the Plan

     The purpose of the Plan is to advance the interests of Wayne Savings Community Bank (the "Bank") and the Company and the Company's shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.   Definitions

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means Wayne Savings Community Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise noted.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a

Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

     "Common Stock" means shares of the common stock of the Company, par value $0.10 per share.

     "Company" means Wayne Savings Bancshares, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Director Emeritus" means a former member of the Board who has been appointed by the Board to a Director Emeritus position.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's shareholders.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "OTS" means the Office of Thrift Supervision.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.   Administration of the Plan

     (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause.

     (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

          (i)  be approved by the Company's full Board or by the Committee;

          (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

          (iii)result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Eligibility; Awards

     (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

     (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 81,632. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or shares acquired by the Company in open market purchases.

     (c) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by shareholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant.

     (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

         (f) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     (g) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.   Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) General Rules. Subject to Section 5(c) hereof, and to OTS regulations and policy, Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

     (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     (c) Exception for Termination Due to Death or Disability, and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose Continuous Service with the Company or an Affiliate terminates due to death, Disability, or following a Change in Control, shall be deemed earned as of the Recipient's last day of Continuous Service with the Company or an Affiliate.

     (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Wayne Savings Bancshares, Inc. 2003 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691."

     (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.   Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.   Key Employee Rights under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.  Outside Director Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.  Governing Law

     The Plan shall be governed by the laws of the State of Delaware.

14.  Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's shareholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.


     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of __________________, 2003.

Date Approved by Shareholders:
                              -------------
Effective Date:
               ----------------------------

ATTEST:                                    WAYNE SAVINGS BANCSHARES, INC.




----------------------------------         -------------------------------------
Secretary                                  President and Chief Executive Officer

                                                                       EXHIBIT C
                         WAYNE SAVINGS BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER


Purpose
-------

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
-------------------

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to the corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Composition
-----------

The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment. No director will be considered independent if s/he has accepted any consulting, advisory or compensatory fee from Wayne (other than in his or her capacity as a director) or is an affiliated person of the company or any subsidiary. Affiliated person for this charter means an executive officer and/or controlling shareholder.

Frequency of Meeting
--------------------

The audit committee shall meet at least four times annually, or more frequently as matters dictate. The audit committee shall keep minutes and other relevant records of all of its meetings and will submit its minutes to the board no later than one board meeting following the audit committee meeting.

Responsibilities
----------------

The Audit Committee shall have direct supervision over, and shall receive all reports from, the bank's internal audit staff and shall report significant findings and events to the full board of directors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of Wayne are in accordance with all requirements and are of the highest quality. The Audit Committee also shall:

o    Review  the  internal  audit  function,   including  the  independence  and
     authority of its reporting obligations and the proposed audit plans for the coming year.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Provide sufficient opportunity for the internal auditors to meet with the members of the audit committee without members of management present to discuss matters of importance regarding audit coverage.

o Review and resolve any identifiable material weaknesses in the bank's system of internal controls.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Audit Authorization
-------------------

The Board recognizes that to effectively fulfill the intended audit tasks, an auditor should achieve a degree of independence that prevents the personnel being reviewed form controlling the auditor's work and reports. Accordingly the board authorizes the following:

The director of auditing is authorized to direct a broad, comprehensive program of internal auditing within the bank. Internal auditing examines and evaluates the adequacy and effectiveness of the systems of control provided by the bank to direct its activities toward the accomplishment of its objectives in accordance with institution policies and plans. In accomplishing these activities, the director of auditing and authorized representatives are authorized to have full, free, and unrestricted access to all institution functions, records, property, and personnel.

Policy Review
-------------

The Audit Committee will review this charter on at least an annual basis, if not more frequently, so that changing regulatory positions with regard to the operation of the Audit Committee are addressed.

                                 REVOCABLE PROXY

                         WAYNE SAVINGS BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 24, 2003

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Greenbriar Conference Centre at 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 24, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:




1. The election as Directors of all nominees listed below each to serve for a three-year term

                                               VOTE
                             FOR             WITHHELD
                             [_]               [_]

          James C. Morgan
          Kenneth R. Lehman


     INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.



----------------------------

----------------------------




2.   Approval of the 2003 Stock Option Plan.

                             FOR           AGAINST          ABSTAIN
                             ---           -------          -------
                             [_]             [_]               [_]

3.   Approval of the 2003 Recognition and Retention Plan.

                             FOR           AGAINST          ABSTAIN
                             ---           -------          -------
                             [_]             [_]               [_]

4. The ratification of the appointment of Grant Thornton LLP as auditors for the fiscal year ending March 31, 2004.

                             FOR           AGAINST          ABSTAIN
                             ---           -------          -------
                             [_]             [_]               [_]


The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wayne Savings Bancshares, Inc. at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Wayne Savings Bancshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.


     The undersigned acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated June __, 2003, and audited financial statements.



Dated:                       , 2003        [_]   Check Box if You Plan
      -----------------------                    to Attend Meeting



-----------------------------------        -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER


-----------------------------------        -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------